EXHIBIT 10.19

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company’s confidential treatment request.

 AMENDMENT OF 1st AND 2nd PURCHASE CONTRACTS (YZN/ACL-S22)

THIS AMENDMENT OF 1st AND 2nd PURCHASE CONTRACTS (hereinafter called, “This Amendment”) is made this 6th day of October, 2005, by and between YOZAN INCORPORATED of the city of Tokyo, Japan, (hereinafter called, “YZN”) and AIRSPAN COMMUNICATIONS LIMITED of the city of Uxbridge, Middlesex, U.K., (hereinafter called, “ACL”), to amend PURCHASE CONTRACT (YZN/ACL-A14) dated 14th April, 2005, and SUPPLEMENT TO PURCHASE CONTRACT (YZN/ACL-A14S1) dated 15th August, 2005, (hereinafter collectively called, “1st P/C”) and 2nd PURCHASE CONTRACT (YZN/ACL-S13) dated 13th September, 2005, (hereinafter called, “2nd P/C”). The amendment of 1st P/C and 2nd P/C agreed hereunder by the both parties is as follows :

1.	Regarding 2nd P/C :
a)
ARTICLE 4.-Clause (1)-Item 9. is amended to “WiFi-AP For ProST [*] Units US$[*].-”, because 1,000Units of WiFi-AP For ProST is removed from 2nd P/C and covered under 1st P/C for integration with ProSTs to be delivered under 1st P/C as the below-mentioned.

b)	The bottom line in parenthesis of ARTICLE 4.-Clause (1) is amended to “Grand Total before volume discount : US$[*].-”, as the result of the above amendment.
c)
Notwithstanding the above a) and b), ARTICLE 4.-Clause (2) and the other part of 2nd P/C remains unchanged. Therefore, The Total Contract Price of 2nd P/C after the volume discount is U.S.$15,000,000.-.

2.	Regarding 1st P/C :
a)
The Optional Purchase of 1,000Units WiFi-AP For ProST mentioned in Item 7 of SUPPLEMENT TO PURCHASE CONTRACT (YZN/ACL-A14S1) dated 15th day of August, 2005, (hereinafter called, “Supplement A14S1”) and 1,000Units Outdoor PSU mentioned in Item 13 of Supplement A14S1 is made by YZN with the additional contract price of U.S.$[*].-, which is calculated from the unit price of Outdoor PSU (U.S. [*].-) and [*]Units quantity after the mutually agreed discount (The said [*]Units WiFi-AP is not charged under 1st P/C.) .

b)
As the result of the optional purchase by YZN mentioned in the above a), the quantity of ProST-WiFi purchased by YZN under 1st P/C, which is mentioned in Item 6. of Supplement A14S1, is [*] Units instead of [*] Units.

c)
As the result of the above a) and b), the additional Down Payment of U.S.$16,500.- shall be paid by YZN to ACL within two weeks of This Amendment in addition to Item 15 of Supplement A14S1. Now, this is calculated as follows :

The total Contract Price of 1st P/C	U.S.$16,667,940.-
The Contract Price added by This Amendment	U.S.$55,000.-
The total Contract Price of the date	U.S.$16,722,940.-
The Down Payment Amount of the above	U.S.$5,016,882.-
Less The Down Payment already paid	U.S.$5,000,382.-
The Down Payment to be paid by This Amendment	U.S.$16,500.-

d)	Considering the changes made by Supplement A14S1 and the foregoing clauses of This Amendment, ARTICLE 11. of 1st P/C shall be read as follows :

 “The Bank Guarantee for 10% of the total Contract Price issued by a prime bank in U.K., which shall amount U.S.$1,672,294.- and be effective till 6 months after the acceptance of all the Products, shall be deposited by ACL at YZN. This Bank Guarantee will be raised in two Guarantees: (1)The first one amounts U.S.$320,795.-, which is hypothetically regarded as equivalent to 10% of Contract Price of Lot-1 to Lot-7, to be raised by the end of September, 2005; (2)The 2nd one amounts U.S.$1,345,999.-, which is hypothetically regarded as equivalent to 10% of Contract Price of Lot-8 to Lot-10 to be raised by the end of December, 2005. The respective Bank Guarantee shall be effective six months after acceptance of all the Lots covered by the corresponding Bank Guarantee being made by YZN. YZN shall return these Bank Guarantees to ACL immediately after its expiry.”

In witness whereof, each party of the parties hereto has caused This Amendment to be Executed, in duplicate, each duplicate of which shall be considered as original, by its duly authorized officers or representatives.

YOZAN INC.	AIRSPAN COMMUNICATIONS LTD.

(signed)	(signed)

By Sunao Takatori,	By Henrik Smith-Petersen,
President and CEO	President Asia Pacific